SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                  FORM 8-K/A3


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   April 3, 1995
                                                  -----------------


                              CerProbe Corporation
-------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


Delaware                             0-11370                      86-0312814
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
  of incorporation)               File Number)               Identification No.)



600 Rockford Drive, Tempe, Arizona                   85281
-------------------------------------------------------------------------------
(Address of principal executive office)            (Zip Code)


Registrant's telephone number, including area code:   (602) 967-7885
                                                    ------------------

Item 7.  As Amended:

         Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)  Financial Statements of Registrant.*

                   Report of Independent Accountants.*

                   Consolidated  Balance  Sheets  as of  December  31,  1994 and
                   1993.*

                   Consolidated Statements of Income for Years Ended December 31, 1994, 1993 and 1992.*

                   Consolidated Statements of Stockholders' Equity for Years Ended December 31, 1994, 1993 and 1992.*

                   Consolidated Statement of Cash Flows for Years Ended December 31, 1994, 1993 and 1992.*

                   Notes to Consolidated Financial Statements.*

              (b)  Pro Forma Financial Information.

                   Pro  Forma   Condensed   Combined   Statements   of  Earnings
                   (unaudited) for Year Ended December 31, 1994.*

                   Pro Forma Condensed Combined Balance Sheet (unaudited) as of March 31, 1995.*

                   Pro  Forma   Condensed   Combined   Statement   of   Earnings
                   (unaudited) for the Three Months Ended March 31, 1995.*

                   Notes to Pro Forma Condensed Combined Financial Statements.*

                   Fresh Test Technology Corporation Financial Statements as of March 31, 1994 and 1993.*

                   Fresh Test Technology Corporation Financial Statements as of March 31, 1995 and 1994.


              (c)  Exhibits.

                   2. Agreement of Merger and Plan of Reorganization dated February 21, 1995, by and among the Registrant, Fresh Test Acquisition, Inc., Fresh Test Technology Corporation, and William A. Fresh, Robert K. Bench, Harold D. Higgins, WAF Investment Company, and Orem Tek Development Corp., as amended by that certain Amendment of Agreement of Merger and Plan of Reorganization dated March 31, 1995.*

--------------------

*  Previously filed.



                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CERPROBE CORPORATION



Dated as of:  October 11, 1995             By:  /s/ C. Zane Close
                                                -------------------
                                                C. Zane Close
                                                President

                       FRESH TEST TECHNOLOGY CORPORATION

                              Financial Statements

                            March 31, 1995 and 1994






                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report




The Board of Directors
Fresh Test Technology Corporation:


We have audited the accompanying balance sheets of Fresh Test Technology Corporation as of March 31, 1995 and 1994, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fresh Test Technology Corporation as of March 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                              /s/ KPMG PEAT MARWICK LLP
                                              -------------------------
May 11, 1995


                       FRESH TEST TECHNOLOGY CORPORATION

                                 Balance Sheets

                            March 31, 1995 and 1994


                        Assets                                            1995           1994
                        ------                                            ----           ----
Current assets:
     Cash                                                           $   286,658        266,306
     Accounts receivable, net (notes 2 and 8)                           794,686        486,637
     Inventories (note 3)                                               150,667        228,702
     Prepaid expenses                                                    20,165         17,314
                                                                    -----------    -----------
                      Total current assets                            1,252,176        998,959

Property and equipment, net (notes 4 and 9)                             253,684        364,887
Other assets                                                             83,051         13,212
                                                                    -----------    -----------

                                                                    $ 1,588,911      1,377,058
                                                                    ===========    ===========
         Liabilities and Stockholders' Equity
         ------------------------------------

Current liabilities:
     Trade accounts payable                                         $   250,274        281,568
     Accrued expenses                                                   128,095        142,696
     Current portion of capital lease obligations (note 9)               31,512         17,566
     Current portion of notes payable to related parties (note 8)       121,753         92,170
     Deferred revenue                                                      --           27,912
                                                                    -----------    -----------
                      Total current liabilities                         531,634        561,912

Capital lease obligations, less current portion (note 9)                 81,393         71,853
Notes payable to related parties, less current portion (note 8)          30,555        237,830

Commitments and subsequent events (notes 7, 8, 9 and 11)

Stockholders' equity (notes 5, 8 and 10):
     1993 Series redeemable convertible preferred stock, $.01
        par value, 1,000,000 shares authorized; 600,000 shares
        issued and outstanding (liquidation preference $600,000)          6,000          6,000
     Common stock, $.01 par value, 1,700,000 shares authorized;
        746,250 and 577,000 shares issued at March 31, 1995
        and 1994, respectively                                            7,462          5,770
     Additional paid-in capital                                       1,246,667      1,204,658
     Accumulated deficit                                               (300,549)      (710,965)
     Treasury stock, 6,334 shares of common stock, at cost              (14,251)          --
                                                                    -----------    -----------
                      Net stockholders' equity                          945,329        505,463
                                                                    -----------    -----------
                                                                    $ 1,588,911      1,377,058
                                                                    ===========    ===========

See accompanying notes to financial statements.


                       FRESH TEST TECHNOLOGY CORPORATION

                            Statements of Operations

                      Years ended March 31, 1995 and 1994


                                                          1995           1994
                                                          ----           ----

Net sales                                            $ 4,945,298      4,029,992
Cost of goods sold                                     3,341,019      2,921,855
                                                     -----------    -----------
                      Gross profit                     1,604,279      1,108,137

Selling, general and administrative expenses           1,223,496      1,399,868
                                                     -----------    -----------

                      Income (loss) from operations      380,783       (291,731)

Other income (expenses):
     Interest expense                                    (40,850)       (21,590)
     Other income                                         70,912         33,706
     Loss on disposal of assets                             (429)        (4,358)
                                                     ------------   -----------
                      Other income, net                   29,633          7,758
                                                     ------------   -----------

                      Net income (loss)               $  410,416       (283,973)
                                                     ============   ===========

See accompanying notes to financial statements.


                       FRESH TEST TECHNOLOGY CORPORATION

                       Statements of Stockholders' Equity

                      Years ended March 31, 1995 and 1994

                                        Redeemable
                                       Convertible
                                     Preferred Stock           Common Stock     Additional                                Net
                                     ---------------           ------------       Paid-in    Accumulated   Treasury   Stockholders'
                                   Shares       Amount     Shares       Amount    Capital      Deficit       Stock      Equity
                                   ------       ------     ------       ------    -------      -------       -----      ------

Balance, March 31, 1993        $     --       $  --      $541,250      $5,412    $604,817   $(426,992)     $  --      $ 183,237
Issuance of common stock for
   equipment (note 8)                --          --        17,000         170       6,630        --           --          6,800

Issuance of common stock upon
   exercise of stock options         --          --        18,750         188       7,312        --           --          7,500
Issuance of 1993 Series
   redeemable convertible
   preferred stock, net
   of issuance costs of
   $8,101 (note 10)               600,000       6,000        --          --       585,899        --           --        591,899

Net loss                             --          --          --          --          --      (283,973)        --       (283,973)
                               ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------

Balance, March 31, 1994           600,000       6,000     577,000       5,770   1,204,658    (710,965)        --        505,463

Issuance of common stock for
   technology (note 8)               --          --        80,000         800       7,200        --           --          8,000

Issuance of common stock upon
   exercise of stock options         --          --        89,250         892      34,809        --           --         35,701

Purchase 6,334 shares                --          --          --          --          --          --        (14,251)     (14,251)

Net income                           --          --          --          --          --       410,416         --        410,416
                               ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------

Balance, March 31, 1995        $  600,000  $    6,000     746,250  $    7,462  $1,246,667  $ (300,549)  $  (14,251)  $  945,329
                               ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========


See accompanying notes to financial statements.



                       FRESH TEST TECHNOLOGY CORPORATION

                            Statements of Cash Flows

                      Years ended March 31, 1995 and 1994


                                                                                              1995            1994
                                                                                              ----            ----
Cash flows from operating activities:
     Net income (loss)                                                                   $   410,416       (283,973)
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
        Depreciation and amortization expense                                                199,638        163,922
        Loss on disposal of assets                                                               429          4,358
        Common stock issued in lieu of bonus                                                  10,250          7,500
        Preferred stock issued in lieu of bonus                                                   -          10,000
        Decrease (increase) in accounts receivable                                          (308,049)       151,846
        Decrease (increase) in inventories                                                    78,035         (2,550)
        Increase in prepaid expenses                                                          (2,851)       (17,314)
        Increase in other assets                                                             (69,839)        (1,506)
        Increase (decrease) in trade accounts payable and accrued expenses                   (45,895)        26,893
        Increase (decrease) in deferred revenue                                              (27,912)         4,409
                                                                                            --------       --------
                      Net cash provided by operating activities                              244,222         63,585
                                                                                            --------       --------

Cash flows from investing activities:
     Purchases of property and equipment                                                     (53,597)      (193,977)
     Proceeds from sale of property and equipment                                             13,939             -
                                                                                            --------       --------
                      Net cash used in investing activities                                  (39,658)      (193,977)
                                                                                           ---------       --------

Cash flows from financing activities:
     Net proceeds from issuance of preferred stock                                                -          42,899
     Proceeds from issuance of common stock                                                   11,200             -
     Proceeds from (repayments of) notes payable to related parties                         (177,692)       374,000
     Repayments of borrowings from affiliate                                                      -         (23,432)
     Principal payments on capital lease obligations                                         (17,720)        (6,889)
                                                                                            --------       --------
                      Net cash provided by (used in) financing activities                   (184,212)       386,578
                                                                                            --------       --------

Increase  in cash                                                                             20,352        256,186
Cash at beginning of year                                                                    266,306         10,120
                                                                                            --------       --------
Cash at end of year                                                                        $ 286,658        266,306
                                                                                            ========       ========
Supplemental disclosure of cash flow information:  Cash payments during the year for:
     Interest                                                                              $  37,889         14,690

Supplemental schedule of non-cash investing and financing activities:
     Assets received in exchange for common stock                                          $      -           6,800
     Assets acquired under capital lease arrangements                                         41,206         96,308
     Conversion of notes payable to related parties to preferred stock                           -          539,000
     Technology received in exchange for common stock and note payable                        68,000            -
     Exercise of common stock options with common stock                                       14,251            -

See accompanying notes to financial statements.


                       FRESH TEST TECHNOLOGY CORPORATION

                         Notes to Financial Statements

                            March 31, 1995 and 1994


(1)      Organization and Summary of Significant Accounting Policies
         -----------------------------------------------------------

         (a)      Organization
                  ------------

                  Fresh  Test   Technology   Corporation   (the  Company)  is  a
                     privately-held company that designs and manufactures a wide variety of hardware, probe interface systems, and test fixtures used in quality assurance procedures within the semiconductor industry.

         (b)      Inventory
                  ---------

                  Inventories  are  stated at the lower of cost or market  using the first in, first out method.

         (c)      Property and Equipment
                  ----------------------

                  Property and equipment are stated at cost. Major  improvements and betterments are capitalized; maintenance, repairs, and minor replacements are expensed as incurred. Depreciation of property and equipment is provided over the estimated useful lives of the assets ranging from two to seven years on the straight-line method.

                  Assets acquired  under  capital lease  arrangements  have been recorded at the present value of the future minimum lease payments and are being amortized on a straight-line basis over the estimated useful life of the asset or the lease term, whichever is shorter. Amortization of this equipment is included in depreciation and amortization expense.

         (d)      Income Taxes
                  ------------

                  Deferred taxes are provided in  accordance  with  Statement of
                     Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes." Pursuant to SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

         (e)      Revenue Recognition
                  -------------------

                  Revenue from non-standard product sales is recognized upon the later of shipment or customer acceptance. Revenue is recognized upon shipment for standard products with provisions made currently for estimated product returns expected to occur.

         (f)      Investment in Subsidiary
                  ------------------------

                  The Company owns 60% of the common  shares  (18% of the voting shares) of Fresh Quest Corporation (Fresh Quest). This investment is accounted for under the equity method as the Company does not control the voting stock of Fresh Quest.


(2)      Accounts Receivable
         -------------------

         Accounts receivable consist of the following:

                                                        1995              1994
                                                        ----              ----

           Trade accounts receivable                $ 882,526           461,882
           Due from Fresh Quest                        39,394           115,633
           Other                                       11,308            15,618
                                                    ---------         ---------
                                                      933,228           593,133
           Less allowances for doubtful
             accounts and rework                     (138,542)         (106,496)
                                                    ---------         ---------

                                                    $ 794,686           486,637
                                                    =========         =========
(3)      Inventories
         -----------

         Inventories consist of the following:

                                                         1995            1994
                                                         ----            ----

            Raw materials                           $  142,599         132,468
            Work in process                             38,068          66,824
            Finished goods                                  -           61,623
                                                    ----------       ---------
                                                       180,667         260,915
            Less allowance for lower                   (30,000)        (32,213)
              of cost or market                     ----------       ---------

                                                    $  150,667         228,702
                                                    ==========       =========

(4)      Property and Equipment
         ----------------------

         Property and equipment consists of the following:

                                                        1995           1994
                                                        ----           ----

            Furniture and fixtures                  $ 123,700        145,561
            Equipment and machinery                   481,146        453,476
            Leasehold improvements                     21,676         21,676
                                                    ---------      ---------
                                                      626,522        620,713
            Less accumulated depreciation            (372,838)      (255,826)
                                                    ---------      ---------

                     Net property and equipment     $ 253,684        364,887


(5)      Stock Options
         -------------

         The Company adopted  Stock  Option  Plans in 1990 and 1993 under  which
            150,000 shares of common stock have been reserved. Key employees and directors of the Company may be given an opportunity to purchase shares of common stock of the Company either directly or under options granted pursuant to the Plans. The Plans provide for the grant of both incentive stock options and non-qualified stock options. The Board of Directors shall designate those persons to whom stock options shall be granted under this plan, the number of shares subject to each option, the market value of the stock at date of grant and the terms and conditions of such options. Stock options granted under this plan vest over a five year period and are exercisable over a term not to exceed 10 years from the date of the grant. On February 27, 1995, the Board of Directors terminated the 1990 and 1993 stock option plans.

         Stock option activity under these plans was as follows:

                                                        Options Outstanding
                                                        -------------------
                                                                        Price
                                                       Shares         per Share
                                                       ------         ---------
         Outstanding at March 31, 1993                 85,000         $ .40
         Granted                                       75,000           .40
         Exercised                                    (18,750)           -
         Cancelled                                    (10,000)          .40
                                                      -------

         Outstanding at March 31, 1994                131,250           .40
         Granted                                       30,000           .40
         Exercised                                    (89,250)          .40
         Cancelled                                    (72,000)          .40
                                                      -------

         Outstanding at March 31, 1995                    -
                                                      =======

(6)      Income Taxes
         ------------

          No income tax expense or benefit has been recorded for the years ended
            March 31, 1995 and 1994 due to cumulative net operating losses.


          The tax effectsof temporary  differences that give rise to significant portions of the deferred tax asset and deferred tax liability are as follows:
                                                           1995            1994
                                                           ----            ----

            Deferred tax asset:
              Net operating loss carryforward           $ 34,000        127,000
              Additional inventory costs
                capitalized for tax purposes               4,000         19,000
              Allowances for doubtful accounts            15,000         19,000
              Property and equipment, principally
                due to depreciation                          -            4,000
              Accrued vacation                            17,000         11,000
              Deferred revenue                               -           11,000
              Allowances for inventory valuation          52,000         24,000
              Other                                        6,000            -
                                                        --------       --------
                    Total gross deferred tax asset       128,000        215,000

              Valuation allowance                       (104,000)      (209,000)
                                                        --------       --------

                    Net deferred tax asset             $  24,000          6,000
                                                       =========       ========

            Deferred tax liability:
              Property and equipment,
                principally due to depreciation        $  24,000             -
              Other                                          -            6,000
                                                       ---------      ---------

                    Total gross deferred tax liability $  24,000          6,000
                                                       =========        =======

          The Company has net operating loss carryforwards for federal income tax purposes of approximately $85,000 which begin to expire in 2008.

          The valuation  allowance  increased  $113,000 for the year ended March
            31, 1994 and decreased $105,000 for the year ended March 31, 1995. The Company has established a valuation allowance for the entire amount of the net deferred tax asset. Management has not determined at this time that it is more likely than not that the deferred tax asset will be realized.

(7)      Investment in Affiliate
         -----------------------

         On January 28, 1993, the Company transferred certain technology valued at $15,000 to a newly formed company, Fresh Quest Corporation (Fresh Quest) in exchange for 1,500,000 shares or 75% of Fresh Quest common stock. On February 26, 1993, Fresh Quest issued 1,133,330 shares of voting preferred stock for net proceeds of $432,701 thereby diluting the Company's ownership interest of voting stock to approximately 48%. During the year ended March 31, 1994, Fresh Quest issued an additional 1,487,500 shares of voting preferred stock for net proceeds of $1,103,153 thereby diluting the Company's ownership interest of voting stock to approximately 32%. During the year ended March 31, 1995, Fresh Quest issued an additional 3,375,000 shares of voting preferred stock for net proceeds of $1,340,590 thereby diluting the Company's ownership interest of voting stock to approximately 18%.

          The Company has not guaranteed any of Fresh Quest's obligations nor is it committed to fund any future obligations, therefore, it has properly suspended recording its 75% proportionate share of Fresh Quest's losses once the investment account reached a zero balance.

          On March 31, 1995, the Board of Directors of Fresh Quest approved the dissolution of the Company.

          The following presents the condensed  financial  information for Fresh
            Quest as of and for the years ended March 31, 1995 and 1994:

                                                             1995         1994
                                                             ----         ----

            Current assets                              $   61,048      645,073
            Total assets                                   300,910    1,293,644

            Current liabilities                            280,835      823,552
            Total liabilities                              280,835    1,449,741

            Total stockholders' equity (deficit)            20,075     (156,097)

            License fee revenue                            761,903      113,096
            Research and development expenses            1,349,596    1,156,410
            Net loss                                     1,349,581    1,540,736

          Subsequent to March 31, 1995, the Company signed an agreement  related to the dissolution of Fresh Quest. Pursuant to the agreement, the Company assumed certain liabilities of Fresh Quest for the assignment of all of Fresh Quest's assets. Subleases between the Company and Fresh Quest were terminated and certain technology owned by Fresh Quest was transferred to the Company. The Company does not anticipate any loss in conjunction with the dissolution of Fresh Quest.

 (8)     Related Party Transactions
         --------------------------

          The  Company  licensed  the  rights  to  certain   technology  from  a
            stockholder in exchange for common stock valued at $15,000 and a commitment to pay royalties based on a percent of revenues derived from the technology. This technology was subsequently sublicensed to Fresh Quest in exchange for common stock similarly valued at $15,000. Under the sublicense agreement, Fresh Quest paid royalties to the Company in amounts equal to the royalty commitments due to the licensor.

          During the year ended March 31, 1994, unsecured notes payable to stockholders and other related party notes totalling $539,000 were converted into 539,000 shares of 1993 Series redeemable, convertible preferred stock.

          During the year ended March 31, 1994, the Company issued 17,000 shares of common stock to its principal stockholder in exchange for property and equipment valued at $6,800.

          During the year ended March 31, 1995, the Company issued 80,000 shares of common stock to a stockholder and a $60,000 note in exchange for technology valued at $68,000. At March 31, 1995, $30,000 of the note was outstanding. The note is secured by technology and due in monthly payments of $2,500 through March 1996.

          As of March 31, 1995, the Company has outstanding unsecured notes payable to the principal stockholder totalling $122,308. These notes bear interest at 11% and are due in varying monthly principal and interest payments through October 1, 1996.

          The aggregate annual maturities of these notes as of March 31, 1995 are as follows:

                      Years ending
                        March 31,                      Amount
                      ------------                     ------

                         1996                        $  91,753
                         1997                           30,555
                                                     ---------
                                                     $ 122,308
                                                     =========

          The Company shares office space,  equipment,  and employees with Fresh
            Quest. During the years ended March 31, 1995 and 1994, the Company allocated approximately $1,075,000 and $995,000, respectively, of such costs to Fresh Quest. $39,394 and $115,633 was due from Fresh Quest at March 31, 1995 and 1994, respectively.

 (9)      Lease Commitments
          -----------------

          The Company leases office space and equipment under capital and operating leases which expire at various dates through November 1998. The future minimum lease commitments under these leases are payable as follows:

                     Years ending                    Capital         Operating
                       March 31,                     leases           leases
                     ------------                    -------         ---------
                         1996                      $  42,715          151,280
                         1997                         41,795          128,780
                         1998                         34,395          123,588
                         1999                         13,608           86,136
                                                   ---------         --------

             Total minimum lease payments            132,513          489,784
                                                                    =========

             Less amounts representing interest
              (at rates ranging from 10% to 13.5%)    19,608
                                                   ---------

                  Present value of net minimum
                    lease payments                   112,905

                  Less current portion                31,512
                                                     -------

                  Capital lease obligations         $ 81,393
                                                    ========

          Rental expense under operating leases totalled $85,308 and $134,480 for the years ended March 31, 1995 and 1994, respectively.

          Property and equipment capitalized under capital lease agreements as of March 31, 1995 and 1994 is as follows:

                                                        1995            1994
                                                        ----            ----

            Furniture and fixtures                   $ 80,038          80,038
            Equipment and machinery                    71,970          16,270
                                                     --------        --------
                                                      152,008          96,308
            Less accumulated amortization             (41,769)        (10,738)
                                                     --------        --------

                                                     $ 110,239         85,570
                                                     =========       ========

(10)     Preferred Stock
         ---------------

          On May 31, 1993, the Company issued 600,000 shares of 1993 Series redeemable convertible preferred stock in exchange for cash proceeds of $51,000, forgiveness of indebtedness totaling $539,000 and in lieu of a bonus of $10,000.

          The preferred stock issued has the same voting rights as the common stock, carries a liquidation preference equal to the issue price of $1.00 per share plus any declared but unpaid dividends and is redeemable at the option of the Company, any time after May 15, 1995 for $2.00 per share. Subject to certain antidilution provisions, the preferred stock is convertible into an equal number of shares of common stock at the election of the holder or automatically in the event of a qualifying public offering (as defined) or upon a business combination with another entity.

(11)     Subsequent Event/Merger
         -----------------------

          Subsequent  to  March  31,  1995,   the  Company  and  its   principal
            stockholders entered into a definitive agreement of merger and plan of reorganization with Cerprobe Corporation. Cerprobe Corporation, a public company, develops, manufactures and markets high performance probing and interface products for use in the testing of integrated and hybrid circuits.

          Upon  completion of the merger on April 3, 1995,  stockholders  of the
            Company received 712,500 shares of Cerprobe Corporation common stock. Pursuant to the reorganization, the Company became a wholly-owned subsidiary of Cerprobe Corporation.